Exhibit 99.2
                                 ------------


BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:                 February 26, 2007

TO:                   Citibank, N.A., New York
ATTENTION:            Phil Sears
TELEPHONE:            212-723-1145
FACSIMILE:            212-723-8604

FROM:                 Derivatives Documentation
TELEPHONE:            212-272-2711
FACSIMILE:            212-272-9857

SUBJECT:              Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:     FXNEC9253

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Citibank, N.A., New York ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation, except as expressly modified below. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:          Rate Cap

      Notional Amount:              With respect to any  Calculation  Period,
                                    the amount set forth for such period in
                                    Schedule I attached hereto.

      Trade Date:                   February 23, 2007

Reference Number:  FXNEC9253
Citibank, N.A., New York
February 26, 2007
Page 2 of 14


      Effective Date:               February 27, 2007

      Termination Date:             April 25, 2020

      Fixed Amount (Premium):

           Fixed Rate Payer:        Counterparty

           Fixed Rate Payer
           Payment Date:            February 27, 2007

           Fixed Amount:            USD 565,000

      Floating Amounts:

           Floating Rate Payer:     BSFP

           Cap Rate:                5.40000%

           Floating Rate Payer
           Period End Dates:        The 25th calendar day of each month during
                                    the Term of this Transaction, commencing
                                    March 25, 2007 and ending on the Termination
                                    Date, with No Adjustment.

           Floating Rate Payer
           Payment Dates:           Early Payment shall be applicable. The
                                    Floating Rate Payer Payment ates shall be one Business Day preceding each Floating
                                    Rate Payer Period End Date.

           Floating Rate Option:    USD-LIBOR-BBA, provided, however, that if
                                    the Floating Rate determined from such
                                    Floating Rate Option for any Calculation
                                    Period is greater than 9.150000% then the Floating Rate for such Calculation Period shall be deemed to be 9.150000%.

           Designated Maturity:     One month

           Floating Rate Day
           Count Fraction:          30/360

           Reset Dates:             The first day of each Calculation Period.

           Compounding:             Inapplicable

      Business Days:                New York

Reference Number:  FXNEC9253
Citibank, N.A., New York
February 26, 2007
Page 3 of 14


      Business Day Convention:      Following

3.    Additional Provisions:        Each party hereto is hereby advised and
                                    acknowledges that the other party has
                                    engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations.  Not applicable

Reference Number:  FXNEC9253
Citibank, N.A., New York
February 26, 2007
Page 4 of 14


4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:


Party required to deliver   Form/Document/               Date by which to
document                    Certificate                  be delivered

BSFP and                    Any document required or   Promptly after the earlier of (i)
the Counterparty            reasonably requested to    reasonable demand by either party or
                            allow the other party to   (ii) learning that such form or
                            make payments under this   document is required
                            Agreement without any
                            deduction or withholding
                            for or on the account of
                            any Tax or with such
                            deduction or withholding
                            at a reduced rate

(2) Other documents to be delivered are:


Party required to    Form/Document/            Date by which to         Covered by Section 3(d)
deliver document     Certificate               be delivered             Representation

BSFP and             Any documents             Upon the execution       Yes
the Counterparty     required by the           and delivery of this
                     receiving party to        Agreement and such
                     evidence the              Confirmation
                     authority of the
                     delivering party or
                     its Credit Support



Reference Number:  FXNEC9253
Citibank, N.A., New York
February 26, 2007
Page 5 of 14


Party required to    Form/Document/            Date by which to         Covered by Section 3(d)
deliver document     Certificate               be delivered             Representation

                     Provider, if any, for
                     it to execute and
                     deliver this
                     Agreement, any
                     Confirmation , and
                     any Credit Support
                     Documents to which it
                     is a party, and to
                     evidence the
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider to perform
                     its obligations under
                     this Agreement, such
                     Confirmation and/or
                     Credit Support
                     Document, as the case
                     may be

BSFP and             A certificate of an       Upon the execution       Yes
the Counterparty     authorized officer of     and delivery of this
                     the party, as to the      Agreement and such
                     incumbency and            Confirmation
                     authority of the
                     respective officers of
                     the party signing this
                     Agreement, any relevant
                     Credit Support
                     Document, or any
                     Confirmation, as the
                     case may be

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

             Address:      383 Madison Avenue, New York, New York 10179
             Attention:    DPC Manager
             Facsimile:    (212) 272-5823

      with a copy to:

Reference Number:  FXNEC9253
Citibank, N.A., New York
February 26, 2007
Page 6 of 14


             Address:      One Metrotech Center North, Brooklyn, New York 11201
             Attention:    Derivative Operations - 7th Floor
             Facsimile:    (212) 272-1634

             (For all purposes)

        Address for notices or communications to the Counterparty:

             Address:      Citibank, N.A.
                           390 Greenwich Street - 6th Floor
                           New York, NY  10013
             Attention:    Phil Sears
             Facsimile:    212-723-8604
             Phone:        212-723-1145

             (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
      Agreement:

                      BSFP appoints as its
                      Process Agent:                Not Applicable

                      The Counterparty appoints as its
                      Process Agent:                Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

Reference Number:  FXNEC9253
Citibank, N.A., New York
February 26, 2007
Page 7 of 14


      BSFP: Not Applicable

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial.Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

Reference Number:  FXNEC9253
Citibank, N.A., New York
February 26, 2007
Page 8 of 14


      "(g)  Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

            (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number:  FXNEC9253
Citibank, N.A., New York
February 26, 2007
Page 9 of 14


5.    Account Details and
      Settlement Information:   Payments to BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:

                                [Please provide]


This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number:  FXNEC9253
Citibank, N.A., New York
February 26, 2007
Page 10 of 14

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By:      /s/ Annie Manevitz
      ----------------------------------
      Name:  Annie Manevitz
      Title: Authorized Signatory


Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NEW YORK


By:      /s/ Frank A. Licciardello
      ---------------------------------
      As authorized agent or officer for Citibank, N.A., New York
      Name: Frank A. Licciardello
      Title: Authorized Signatory


lm

Reference Number:  FXNEC9253
Citibank, N.A., New York
February 26, 2007
Page 11 of 14

                                   SCHEDULE I
      (all such dates subject to adjustment in accordance with the Business
                                Day Convention)

      From and including           To but excluding            Notional Amount
      ------------------           ----------------            ---------------
                                                                    (USD)
                                                                    -----
        Effective Date                3/25/2007                  60,000,000
           3/25/2007                  4/25/2007                  59,940,051
           4/25/2007                  5/25/2007                  59,879,816
           5/25/2007                  6/25/2007                  59,819,291
           6/25/2007                  7/25/2007                  59,758,477
           7/25/2007                  8/25/2007                  59,697,371
           8/25/2007                  9/25/2007                  59,635,972
           9/25/2007                  10/25/2007                 59,574,279
          10/25/2007                  11/25/2007                 59,512,291
          11/25/2007                  12/25/2007                 59,450,006
          12/25/2007                  1/25/2008                  58,153,315
           1/25/2008                  2/25/2008                  56,278,199
           2/25/2008                  3/25/2008                  54,465,197
           3/25/2008                  4/25/2008                  52,713,694
           4/25/2008                  5/25/2008                  51,023,066
           5/25/2008                  6/25/2008                  49,392,679
           6/25/2008                  7/25/2008                  47,821,890
           7/25/2008                  8/25/2008                  46,310,046
           8/25/2008                  9/25/2008                  44,856,485
           9/25/2008                  10/25/2008                 43,460,535
          10/25/2008                  11/25/2008                 42,121,516
          11/25/2008                  12/25/2008                 40,838,740
          12/25/2008                  1/25/2009                  39,611,507
           1/25/2009                  2/25/2009                  38,439,110
           2/25/2009                  3/25/2009                  37,320,834
           3/25/2009                  4/25/2009                  36,255,955
           4/25/2009                  5/25/2009                  35,243,741
           5/25/2009                  6/25/2009                  34,283,450
           6/25/2009                  7/25/2009                  33,374,336
           7/25/2009                  8/25/2009                  32,515,643
           8/25/2009                  9/25/2009                  31,676,967
           9/25/2009                  10/25/2009                 30,857,996
          10/25/2009                  11/25/2009                 30,058,419
          11/25/2009                  12/25/2009                 29,277,930
          12/25/2009                  1/25/2010                  28,516,227
           1/25/2010                  2/25/2010                  27,773,015
           2/25/2010                  3/25/2010                  27,048,001
           3/25/2010                  4/25/2010                  26,340,895
           4/25/2010                  5/25/2010                  25,651,414
           5/25/2010                  6/25/2010                  24,979,277
           6/25/2010                  7/25/2010                  24,324,207

Reference Number:  FXNEC9253
Citibank, N.A., New York
February 26, 2007
Page 12 of 14


           7/25/2010                  8/25/2010                  23,685,933
           8/25/2010                  9/25/2010                  23,064,186
           9/25/2010                  10/25/2010                 22,458,700
          10/25/2010                  11/25/2010                 21,869,216
          11/25/2010                  12/25/2010                 21,295,477
          12/25/2010                  1/25/2011                  20,737,227
           1/25/2011                  2/25/2011                  20,194,219
           2/25/2011                  3/25/2011                  19,666,206
           3/25/2011                  4/25/2011                  19,152,944
           4/25/2011                  5/25/2011                  18,654,195
           5/25/2011                  6/25/2011                  18,169,723
           6/25/2011                  7/25/2011                  17,699,296
           7/25/2011                  8/25/2011                  17,242,685
           8/25/2011                  9/25/2011                  16,799,663
           9/25/2011                  10/25/2011                 16,370,009
          10/25/2011                  11/25/2011                 15,953,502
          11/25/2011                  12/25/2011                 15,549,928
          12/25/2011                  1/25/2012                  15,159,073
           1/25/2012                  2/25/2012                  14,780,727
           2/25/2012                  3/25/2012                  14,414,683
           3/25/2012                  4/25/2012                  14,182,591
           4/25/2012                  5/25/2012                  13,961,739
           5/25/2012                  6/25/2012                  13,751,931
           6/25/2012                  7/25/2012                  13,552,975
           7/25/2012                  8/25/2012                  13,364,683
           8/25/2012                  9/25/2012                  13,186,869
           9/25/2012                  10/25/2012                 13,019,348
          10/25/2012                  11/25/2012                 12,861,940
          11/25/2012                  12/25/2012                 12,714,467
          12/25/2012                  1/25/2013                  12,576,753
           1/25/2013                  2/25/2013                  12,448,625
           2/25/2013                  3/25/2013                  12,329,913
           3/25/2013                  4/25/2013                  12,256,384
           4/25/2013                  5/25/2013                  12,191,385
           5/25/2013                  6/25/2013                  12,134,756
           6/25/2013                  7/25/2013                  12,086,341
           7/25/2013                  8/25/2013                  12,045,986
           8/25/2013                  9/25/2013                  12,013,537
           9/25/2013                  10/25/2013                 11,988,846
          10/25/2013                  11/25/2013                 11,971,765
          11/25/2013                  12/25/2013                 11,962,149
          12/25/2013                  1/25/2014                  11,953,582
           1/25/2014                  2/25/2014                  11,939,279
           2/25/2014                  3/25/2014                  11,919,436
           3/25/2014                  4/25/2014                  11,855,975
           4/25/2014                  5/25/2014                  11,789,037

Reference Number:  FXNEC9253
Citibank, N.A., New York
February 26, 2007
Page 13 of 14


           5/25/2014                  6/25/2014                  11,718,773
           6/25/2014                  7/25/2014                  11,645,330
           7/25/2014                  8/25/2014                  11,568,851
           8/25/2014                  9/25/2014                  11,422,845
           9/25/2014                  10/25/2014                 10,992,133
          10/25/2014                  11/25/2014                 10,569,228
          11/25/2014                  12/25/2014                 10,154,006
          12/25/2014                  1/25/2015                   9,746,347
           1/25/2015                  2/25/2015                   9,346,132
           2/25/2015                  3/25/2015                   8,953,243
           3/25/2015                  4/25/2015                   8,660,879
           4/25/2015                  5/25/2015                   8,373,626
           5/25/2015                  6/25/2015                   8,091,404
           6/25/2015                  7/25/2015                   7,814,131
           7/25/2015                  8/25/2015                   7,541,728
           8/25/2015                  9/25/2015                   7,274,114
           9/25/2015                  10/25/2015                  7,011,214
          10/25/2015                  11/25/2015                  6,752,950
          11/25/2015                  12/25/2015                  6,499,248
          12/25/2015                  1/25/2016                   6,250,033
           1/25/2016                  2/25/2016                   6,005,233
           2/25/2016                  3/25/2016                   5,764,776
           3/25/2016                  4/25/2016                   5,604,683
           4/25/2016                  5/25/2016                   5,446,803
           5/25/2016                  6/25/2016                   5,291,106
           6/25/2016                  7/25/2016                   5,137,562
           7/25/2016                  8/25/2016                   4,986,141
           8/25/2016                  9/25/2016                   4,836,814
           9/25/2016                  10/25/2016                  4,689,552
          10/25/2016                  11/25/2016                  4,544,327
          11/25/2016                  12/25/2016                  4,401,110
          12/25/2016                  1/25/2017                   4,259,874
           1/25/2017                  2/25/2017                   4,120,592
           2/25/2017                  3/25/2017                   3,982,710
           3/25/2017                  4/25/2017                   3,846,739
           4/25/2017                  5/25/2017                   3,712,654
           5/25/2017                  6/25/2017                   3,580,428
           6/25/2017                  7/25/2017                   3,450,035
           7/25/2017                  8/25/2017                   3,321,450
           8/25/2017                  9/25/2017                   3,194,648
           9/25/2017                  10/25/2017                  3,069,605
          10/25/2017                  11/25/2017                  2,946,296
          11/25/2017                  12/25/2017                  2,824,697
          12/25/2017                  1/25/2018                   2,704,785
           1/25/2018                  2/25/2018                   2,586,536
           2/25/2018                  3/25/2018                   2,469,927

Reference Number:  FXNEC9253
Citibank, N.A., New York
February 26, 2007
Page 14 of 14


           3/25/2018                  4/25/2018                   2,354,936
           4/25/2018                  5/25/2018                   2,241,540
           5/25/2018                  6/25/2018                   2,129,717
           6/25/2018                  7/25/2018                   2,019,445
           7/25/2018                  8/25/2018                   1,910,703
           8/25/2018                  9/25/2018                   1,803,470
           9/25/2018                  10/25/2018                  1,697,725
          10/25/2018                  11/25/2018                  1,593,447
          11/25/2018                  12/25/2018                  1,490,616
          12/25/2018                  1/25/2019                   1,389,212
           1/25/2019                  2/25/2019                   1,289,214
           2/25/2019                  3/25/2019                   1,190,605
           3/25/2019                  4/25/2019                   1,093,363
           4/25/2019                  5/25/2019                    997,471
           5/25/2019                  6/25/2019                    902,910
           6/25/2019                  7/25/2019                    809,660
           7/25/2019                  8/25/2019                    717,705
           8/25/2019                  9/25/2019                    627,026
           9/25/2019                  10/25/2019                   537,604
          10/25/2019                  11/25/2019                   449,424
          11/25/2019                  12/25/2019                   362,467
          12/25/2019                  1/25/2020                    276,717
           1/25/2020                  2/25/2020                    192,156
           2/25/2020                  3/25/2020                    108,769
           3/25/2020               Termination Date                26,539